                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 17, 1996


             GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1995-1
             ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          MINNESOTA                   33-53527             APPLIED FOR
- --------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)


      Registrant's telephone number, including area code:  (612) 293-3400
                                                           ---------------


                                 NOT APPLICABLE
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on June 17, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.        Description
               -----------        -----------

                  99.1            Monthly Report delivered to
                                  Certificateholders on June 17, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 1996


                            FLOORPLAN RECEIVABLES MASTER TRUST
                            1995-1

                            By  GREEN TREE FINANCIAL CORPORATION
                                as Servicer with respect to the Trust


                            By: /s/ Phyllis A. Knight
                                ----------------------------
                                Phyllis A. Knight
                                Vice President and Treasurer

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                            PAGE
- ------                                                            ----

99.1       Monthly Report delivered to Certificateholders           5
           on June 17, 1996.